UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

                 CHASE CREDIT CARD OWNER TRUST, SERIES 2002-1
                             (Issuer of Securities)

                      CHASE BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

       United States                  333-83484                22-2382028
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     (State or other                 (Commission             (IRS Employer
      jurisdiction                   File Number)          Identification No.)
    of incorporation)

 White Clay Center, Building 200, Newark, DE 19711
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) is the registrant of the Chase Credit Card Owner Trust, Series 2002-1 ("Series 2002-1"), which issued multiple classes of Asset Backed Notes. On or about March 15, 2005, JPMorgan Chase Bank, as Paying Agent, made the distributions to holders of its Notes of Series 2002-1 contemplated by the related indenture.

A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as an exhibit to this Current Report on Form 8-K.

The Office of the Comptroller of the Currency ("OCC") has recently provided new interpretive guidance to Chase USA and other OCC regulated banks that will result in an increase in the minimum payments due on a portion of the accounts in Chase USA's servicing portfolio when fully implemented by Chase USA. The OCC guidance is intended to be responsive to concerns raised by the Federal Financial Institutions Examination Council that minimum payment requirements currently used by credit card lenders increase credit risk and mask portfolio quality and that credit card lenders ought to require minimum payments that amortize outstanding account balances over a reasonable period of time.

Chase USA expects to implement the increased minimum payment requirement in stages commencing in the third quarter of 2005 with full implementation expected by the end of the first quarter of 2006. Chase USA expects that such change in the minimum payment requirement is likely to result in an increase in delinquencies and charge-offs in the accounts in each of the First USA Master Trust, the Chase Master Trust and the master owner trust, although Chase USA cannot predict with any degree of certainty the effect of any such increase.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description
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  99.1         Monthly Reports with respect to the March 15, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE BANK USA,
                                    NATIONAL ASSOCIATION, as Administrator


                                    By: /s/ Patricia M. Garvey
                                        --------------------------------
                                    Name:   Patricia M. Garvey
                                    Title:  Vice President
                                    Date:   March 18, 2005

                                INDEX TO EXHIBITS

Exhibit No.               Description
-----------               -----------
  99.1                    Monthly Reports with respect to the distribution to
                          Noteholders on March 15, 2005.